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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                   Freeport-McMoRan Oil and Gas Royalty Trust
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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FREEPORT-MCMORAN OIL AND GAS
ROYALTY TRUST

CHASE MANHATTAN BANK, TRUSTEE
700 LAVACA, 5TH FLOOR, AUSTIN, TEXAS 78701
================================================================================

Dear Unitholder:

         The Chase Manhattan Bank, as Trustee of the Freeport-McMoran Oil & Gas Royalty Trust (the "Trustee") has revised its estimate of the amount of the final liquidating distribution, as set forth in its proxy statement dated August 29, 2001 relating to the special Meeting of Unitholders to be held on October 5, 2001 at 10:00 a.m. local time, at Chase Auditorium. 601 Travis Street, Houston, TX , to consider and vote upon a shareholder proposal submitted by a Unitholder. The Trustee previously estimated that the final liquidating distribution would consist of any proceeds from the sale of the Royalty plus between 2 and 2 1/2 cents per Unit. The Trustee now anticipates that the final liquidating distribution will consist of any proceeds from the sale of the Royalty plus between 1/2 and 1 cent per Unit. This lower estimate is the result of delays and higher than anticipated costs incurred in responding to SEC comments on the proxy statement.





                                       Sincerely,

                                       THE CHASE MANHATTAN BANK, as Trustee
                                       of the Freeport-McMoran Oil & Gas
                                       Royalty Trust



                                       By: /s/ Mike Ulrich
                                          -----------------------------------
                                          Mike Ulrich